UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events.

On July 7, 2014, Gregg J. Powers, the Chairman of our Board of Directors, and Namal Nawana, our Interim Chief Executive Officer, Interim President and Chief Operating Officer, issued the messages to our stockholders which are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and incorporated by reference herein. The messages to our stockholders are intended for inclusion within our 2013 Annual Report currently expected to be distributed to our stockholders with our proxy materials on or about July 18, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Message to Stockholders from Gregg J. Powers, Chairman of the Board of Directors of Alere Inc.

99.2	Message to Stockholders from Namal Nawana, Interim Chief Executive Officer, Interim President and Chief Operating Officer of Alere Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: July 7, 2014	By:	/s/ Jay McNamara
	Name:	Jay McNamara
	Title:	Senior Counsel – Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Message to Stockholders from Gregg J. Powers, Chairman of the Board of Directors of Alere Inc.

99.2	Message to Stockholders from Namal Nawana, Interim Chief Executive Officer, Interim President and Chief Operating Officer of Alere Inc.